UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2008
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events
Rowan Companies, Inc. made the following statement in light of news reports published by Reuters concerning comments made earlier today by Daniel F. McNease, Rowan’s Chairman and Chief Executive Officer, at the Howard Weil Energy Conference in New Orleans:
According to an initial news report published today by Reuters, Mr. McNease stated that Rowan had been approached by a number of companies concerning a potential merger. In a subsequent news report, Reuters clarified that Mr. McNease’s statement with respect to merger inquiries related solely to Rowan’s wholly-owned manufacturing subsidiary, LeTourneau Technologies, Inc. (LTI). On March 31, 2008, Rowan announced that its Board of Directors had decided to pursue a monetization of LTI, with a view towards completing such a monetization transaction by the end of 2008. Mr. McNease’s comments did not relate to any approaches or inquiries concerning Rowan.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ William H. Wells
William H. Wells,
Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: April 9, 2008